Provisions	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Provisions
24.	PROVISIONS

The Company is involved in certain legal and administrative proceedings before various courts and government bodies, arising in the normal course of business, regarding employment-law, civil, tax, environmental and regulatory matters, and other issues.

Actions in which the Company is defendant

The Company recorded Provisions for contingencies in relation to the legal actions in which, based on the assessment of the Company and its legal advisors, the chances of loss are assessed as ‘probable’ (i.e. an outflow of funds to settle the obligation will be necessary), as follows:

	2016	Additions	Reversals	Settled	2017
Labor	350	210	(4)	(82)	474
Civil
Consumer relations	15	21	(2)	(16)	18
Other civil actions	40	10	(2)	(5)	43

	55	31	(4)	(21)	61
Tax	68	9	(2)	(18)	57
Environmental	—	—	—	—	—
Regulatory	44	15	(18)	(1)	40
Corporate (1)	239	—	(239)	—	—
Other	59	13	(19)	(7)	46

Total	815	278	(286)	(129)	678

	2015	Additions	Reversals	Closed	2016
Labor	290	125	(5)	(60)	350
Civil	—	—	—	—	—
Consumer relations	18	15	(3)	(15)	15
Other civil actions	28	18	—	(6)	40

	46	33	(3)	(21)	55
Tax	67	3	(1)	(1)	68
Environmental	—	—	—	—	—
Regulatory	46	3	(3)	(2)	44
Corporate (1)	269	—	(30)	—	239
Other	37	35	(4)	(9)	59

Total	755	199	(46)	(93)	815

	2014	Additions	Reversals	Closed	2015
Labor	323	39	(35)	(37)	290
Civil
Customer relations	19	14	(2)	(13)	18
Other civil actions	24	10	—	(6)	28

	43	24	(2)	(19)	46
Tax	72	5	(9)	(1)	67
Environmental	1	—	(1)	—	—
Regulatory	36	13	(3)	—	46
Corporate (1)	239	30	—	—	269
Other	41	6	(9)	(1)	37

TOTAL	755	117	(59)	(58)	755

(1)	The difference in monetary updating of the Advance against Future Capital Increase made by the government of Minas Gerais State, subject of dispute, has been provisioned with a counterpart in finance income (expenses).

The Company’s management, in view of the long periods and manner of working of the Brazilian judiciary and tax and regulatory systems, believes that it is not practical to provide information that would be useful to the users of these financial statements in relation to the the timing of any cash outflows, or any possibility of reimbursements, might occur. The Company’s management believes that any disbursements in excess of the amounts provisioned, when the respective processes are completed, will not significantly affect the Company’s result of operations or financial position.

The details on the main provisions and contingent liabilities are provided below, with the best estimation of expected future disbursements for these contingencies:

Provisions, made for legal actions in which the chances of loss have been assessed as ‘probable’; and contingent liabilities, for actions in which the chances of loss are assessed as ‘possible’

Labor claims

The Company is involved in various legal claims filed by its employees and by employees of service providing companies. Most of these claims relate to overtime and additional pay, severance payments, various benefits, salary adjustments and the effects of such items on a supplementary retirement plan. In addition to these actions, there are others relating to outsourcing of labor, complementary additions to or re-calculation of retirement pension payments by Forluz, and salary adjustments.

The aggregate amount of the contingency is approximately R$ 1,854 (R$ 1,544 on December 31, 2016), of which R$ 474 (R$ 349 on December 31, 2016) has been provisioned – the amount estimated as probably necessary for settlement of these disputes.

Customers claims

The Company is involved in various civil actions relating to indemnity for pain and suffering and for material damages, arising, principally, from allegations of irregularity in measurement of consumption, and claims of undue charging, in the normal course of business, totaling R$ 56 (R$ 33 on December 31, 2016), of which R$ 19 (R$ 15 on December 31, 2016) has been provisioned – this being the probable estimate for funds needed to settle these disputes.

Other civil proceedings

The Company is involved in various civil actions claiming indemnity for moral and material damages, among others, arising from incidents occurred in the normal course of business, in the amount of R$ 218 (R$ 227 on December 31, 2016), of which R$ 43 (R$ 40 on December 31, 2016) has been provisioned – the amount estimated as probably necessary for settlement of these disputes.

Tax

The Company is involved in numerous administrative and judicial claims actions relating to taxes, including, among other matters, subjects relating to the ICMS (Value Added tax on goods and services); the Urban Property Tax (Imposto sobre a Propriedade Territorial Urbana, or IPTU); the Rural Property Tax (ITR); the Tax on Donations and Legacies (ITCD); the Social Integration Program (Programa de Integração Social, or PIS); the Contribution to Finance Social Security (Contribuição para o Financiamento da Seguridade Social, or Cofins); Corporate Income (Imposto de Renda Pessoa Jurídica, or IRPJ); the Social Contribution (Contribuição Social sobre o Lucro Líquido, or CSLL); and motions to tax enforcement. The aggregate amount of this contingency is approximately R$ 159 (R$ 200 on December 31, 2016), of which R$ 44 (R$ 57 on December 31, 2016) has been provisioned – the amount estimated as probably necessary for settlement of these disputes.

In addition to the issues above The Company are involved in various proceedings on the applicability of the IPTU Urban Land Tax to real estate properties that are in use for providing public services. The aggregate amount of the contingency is approximately R$ 122 (R$ 95 on December 31, 2016). Of this total, R$ 13 has been recognized (R$ 13 on December 31, 2016) – this being the amount estimated as probably necessary for settlement of these disputes.

Environmental

The Company is involved in environmental matters, in which the subjects include protected areas, environmental licenses, recovery of environmental damage, and other matters, in the approximate total amount of R$ 68 (R$ 34 on December 31, 2016).

Regulatory

The Company is involved in numerous administrative and judicial proceedings, challenging, principally: (i) tariff charges in invoices for use of the distribution system by a self-producer; (ii) alleged violation of targets for continuity indicators in retail supply of electricity; and (iii) the tariff increase made during the federal government’s economic stabilization plan referred to as the ‘Cruzado Plan’, in 1986. The aggregate amount of the contingency is approximately R$ 222 (R$ 236 on December 31, 2016), of which R$ 40 (R$ 43 on December 31, 2016) has been recognized as provision – the amount estimated as probably necessary for settlement of these disputes.

Corporate

Difference of monetary adjustment on the Advance for Future Capital Increase (AFAC) made by the Minas Gerais State Government

On December 19, 2014 the Finance Secretary of Minas Gerais State sent an Official Letter to Cemig requesting recalculation of the amounts relating to the Advances for Future Capital Increase made in 1995, 1996, and 1998, which were returned to Minas Gerais State in December 2011, for review of the criterion used by the Company for monetary updating, arguing that application of the Selic rate would be more appropriate, replacing the IGP-M index.

On December 29, 2014 the Company made an administrative deposit applying for suspension of enforceability of the credit being requested by the state, and for its non-inclusion in the Register of Debts owed to the state and in the Registry of Defaulted Payments owed to the State (CADIN).

The Company’s management held negotiations with the government of the State of Minas Gerais, and obtained the approvals requested by its governance bodies to sign a Debt Recognition Agreement with Minas Gerais State, through its Tax Office, under which the State undertook to return to the Company the total amount deposited, after monetary updating by the IGP-M index. This was signed on October 25, 2017. With this new scenario the chances of loss in this action were re-assessed to ‘remote’, and as a result the Company has reversed the provision of R$ 239, due to the expectation that there will be no future disbursement to liquidate this obligation, which had until then been provisioned. More details in Note 12.

Other legal actions in the normal course of business

Breach of contract – Power line pathways and accesses cleaning services contract

The Company is involved in disputes alleging losses suffered as a result of supposed breaches of contract at the time of provision of services of cleaning of power line pathways and firebreaks. The amount recorded is R$ 32 (R$ 28 at December 31, 2016), this being estimated as the likely amount of funds necessary to settle this dispute.

Other legal proceedings

The Company is involved in a lawsuit disputing the removal of residents in areas of access to transmission lines or under transmission line towers. The chance of loss in this action was re-assessed to ‘remote’, since in a similar action the court refused an application by the Public Attorneys. On December 31, 2016 the amount provisioned was R$ 21.

In addition to the proceedings described above, The Company is involved as plaintiff or defendant, in other less significant claims, related to the normal course of their operations, with an estimated total amount of R$ 170 (R$ 158 on December 31, 2016), of which R$ 14 (R$ 9 on December 31, 2016) – the amount estimated as probably necessary for settlement of these disputes – has been provisioned. Management believes that it has appropriate defense for these proceedings, and does not expect these issues to give rise to significant losses that could have an adverse effect on the Company’s financial position or profit.

Contingent liabilities – whose loss are assessed as ‘possible’, and the Company believes it has arguments of merit for legal defense

Taxes and contributions

The Company is involved in numerous administrative and judicial proceedings in relation to taxes. Below are details of the main claims:

Indemnity of employees’ future benefit (the ‘Anuênio’)

In 2006 The Company paid an indemnity to its employees, totaling R$ 178, in exchange for rights to future payments (referred to as the Anuênio) for time of service, which would otherwise be incorporated, in the future, into salaries. The Company did not pay income tax and Social Security contributions on this amount because it considered that those obligations are not applicable to amounts paid as an indemnity. However, to avoid the risk of a future fine, The Company obtained an injection, which permitted to make a escrow deposit of R$ 122, which updated now represents the amount of R$ 267 (R$ 255 at December 31, 2016). The updated amount of the contingency is R$ 311 (R$ 290 on December 31, 2016) and, based on the arguments above, management has classified the chance of loss as ‘possible’.

Social Security contributions

The Brazilian federal tax authority (Secretaria da Receita Federal) has filed administrative proceedings related to various matters: employee profit sharing; the Workers’ Food Program (Programa de Alimentação do Trabalhador, or PAT); education benefit; food benefit; Special Additional Retirement payment; overtime payments; hazardous occupation payments; matters related to Sest/Senat (transport workers’ support programs); and fines for non-compliance with accessory obligations. The Company have presented defenses and await judgment. The amount of the contingency is approximately R$ 1,647 (R$ 1,510 on December 31, 2016). Management has classified the chance of loss as ‘possible’, also taking into account assessment of the chance of loss in the judicial sphere, (the claims mentioned are in the administrative sphere), based on the evaluation of the claims and the related case law.

Non-homologation of offsetting of tax credit

The federal tax authority did not ratify the Company’s declared offsetting, in Corporate income tax returns, of carry-forwards and undue or excess payment of federal taxes – IRPJ, CSLL, PIS and Cofins – identified by official tax deposit receipts (‘DARFs’ and ‘DCTFs’). The Company are contesting the non-homologation of the amounts offset. The amount of the contingency is R$ 275 (R$ 317 on December 31, 2016), and the chance of loss was classified as ‘possible’, since the relevant requirements of the National Tax Code (CTN) have been complied with.

Corporate tax return – restitution and offsetting

The Company was a party in an administrative case involving requests for restitution and compensation of credits arising from tax losses carry-forward balances indicated in the corporate tax returns for the calendar years from 1997 to 2000, and also for over payments identified in the corresponding tax payment receipts (DARFs and DCTFs). Due to completion of all appeals in the administrative sphere, an ordinary legal action has been filed, for the approximated amount of R$ 576 (R$ 535 on December 31, 2016). The chances of loss in this action are assessed as ‘possible’, due to nullities in the conduct of the administrative proceedings and the understanding that mistaken assumptions were used by the tax authorities in the administrative judgment, and also based on analysis of the Company’s argument and documents of proof.

Income tax withheld on capital gain in a shareholding transaction

The federal tax authority issued a tax assessment on Cemig as a jointly responsible party with its jointly-controlled entity Parati S.A. Participações em Ativos de Energia Elétrica (Parati), relating to withholding income tax (Imposto de Renda Retido na Fonte, or IRRF) allegedly applicable to returns paid by reason of a capital gain in a shareholding transaction relating to the purchase by Parati, and sale, by Enlighted, on July 7, 2011, of 100.00% of the equity interests in Luce LLC (a company with head office in Delaware, USA), holder of 75.00% of the shares in the Luce Brasil equity investment fund (FIP Luce), which was indirect holder, through Luce Empreendimentos e Participações S.A., of approximately 13.03% of the total and voting shares of Light S.A. (Light). The amount of the contingency is approximately R$ 212 (R$ 198 on December 31, 2016), and the loss has been assessed as ‘possible’.

The Social Contribution tax on net income (CSLL)

The federal tax authority issued a tax assessment against The Company for the years of 2012 and 2013, alleging undue non-addition, or deduction, of amounts relating to the following items in calculating the Social Contribution tax on net income: (i) taxes with liability suspended; (ii) donations and sponsorship (Law 8,313/91); and (iii) fines for various alleged infringements. The amount of this contingency is R$ 322 (R$ 280 on December 31, 2016). The Company has classified the chances of loss as ‘possible’, in accordance with the analysis of the case law on the subject.

ICMS (value added tax)

The tax authority of Minas Gerais state has opened several administrative actions against Cemig D, raising a supposed divergence in the classification, for tax purposes, of certain customers in the years 2011 through 2015.

The cases have been dismissed in view of Cemig’s acceptance of the terms of the Minas Gerais State Tax Anmesty Program (PRCT), in which the settlement included the amounts involved in these cases. The amount of this contingency was R$ 82 on December 31, 2016.

Regulatory matters

Public Lighting Contribution (CIP)

Cemig and Cemig D are defendants in several public civil claims (class actions) requesting nullity of the clause in the Electricity Supply Contracts for public illumination signed between the Company and the various municipalities of its concession area, and restitution by the Company of the difference representing the amounts charged in the last 20 years, in the event that the courts recognize that these amounts were unduly charged. The actions are grounded on a supposed error by Cemig in the estimation of the period of time that was used in calculation of the consumption of electricity for public illumination, funded by the Public Lighting Contribution (Contribuição para Iluminação Pública, or CIP).

The Company and its subsidiary believes it has arguments of merit for defense in these claims, since the charge at present made is grounded on Aneel Normative Resolution 456/2000. As a result it has not constituted a provision for this action, the amount of which is estimated at R$ 1,224 (R$ 1,305 on December 31, 2016). The Company has assessed the chances of loss in this action as ‘possible’, due to the Customer Defense Code (Código de Defesa do Consumidor, or CDC) not being applicable, because the matter is governed by the specific regulation of the electricity sector, and because Cemig complied with Aneel Resolutions 414 and 456, which deal with the subject.

Accounting of electricity sale transactions in the Electricity Trading Chamber (CCEE)

In a claim dating from August 2002, AES Sul Distribuidora challenged in the courts the criteria for accounting of electricity sale transactions in the wholesale electricity market (Mercado Atacadista de Energia, or MAE) (predecessor of the present Wholesale Electricity Exchange Chamber – Câmara de Comercialização de Energia Elétrica, or CCEE), during the period of rationing. It obtained a favorable interim judgment in February 2006, which ordered Aneel, working with the CCEE, to comply with the claim by AES Sul and recalculate the settlement of the transactions during the rationing period, not considering Aneel’s Dispatch 288 of 2002. This should take effect in the CCEE as from November 2008, resulting in an additional disbursement for Cemig GT, related to the expense on purchase of energy in the spot market on the CCEE, in the approximate amount of R$ 288 (R$ 264 on December 31, 2016). On November 9, 2008 Cemig GT obtained an interim decision in the Regional Federal Appeal Court (Tribunal Regional Federal, or TRF) suspending the obligatory nature of the requirement to pay into court the amount that would have been owed under the Special Financial Settlement made by the CCEE.

Cemig GT has classified the chance of loss as ‘possible’, since this action deals with the General Agreement for the Electricity Sector, in which the Company has the full documentation to support its arguments.

System Service Charges (ESS) – Resolution of the National Energy Policy Council

Resolution 3 of the National Energy Policy Council (Conselho Nacional de Política Energética, or CNPE) of March 6, 2013 established new criteria for the prorating of the cost of additional dispatch of thermal plants. Under the new criteria, the costs of the System Service Charges for Electricity Security (Encargos do Serviço do Sistema, or ESS), which were previously prorated in full between free customers and distributors, was now to be prorated between all the agents participating in the National Grid System, including generators and traders.

In May 2013, the Brazilian Independent Electricity Producers’ Association (Associação Brasileira dos Produtores Independentes de Energia Elétrica, or Apine), of which Cemig GT is a member, obtained an interim court decision suspending the effects of Articles 2 and 3 of Resolution CNPE 3, exempting generators from payment of the ESS under that Resolution.

As a result of the interim decision, the CCEE carried out the financial settlement for transactions from April through December 2013 using the criteria prior to Resolution. As a result, Cemig GT recorded the costs of the ESS in accordance with the criteria for financial settlement published by the CCEE, without the effects of Resolution CNPE 3.

The applications by the plaintiff (Apine) were granted in the first instance, confirming the interim decision granted in favor of its members, which include Cemig GT and its subsidiaries. This decision was subject of an appeal, distributed to the 7th Panel of the Regional Federal Court (Tribunal Federal Regional, or TRF) of the 1st Region, which is still pending of judgment.

The amount of the contingency is approximately R$ 202 (R$ 182 on December 31, 2016). In spite of the successful judgment at first instance, the Association’s legal advisers still considered the chances of loss of this contingency as ‘possible’. Cemig GT agrees with this, since there are not yet elements to make it possible to foresee the outcome of the Appeal filed by the Federal Government.

Tariff increases

Exclusion of customers classified as low-income

The Federal Public Attorneys’ Office filed a class action against the Company and Aneel, to avoid exclusion of customers from classification in the Low-income residential tariff sub-category, requesting an order for Cemig D to pay twice the amount paid in excess by customers. Judgment was given in favor of the plaintiffs, but the Company and Aneel have filed an interlocutory appeal and await judgment. The amount of the contingency is approximately R$ 275 (R$ 254 on December 31, 2016). Cemig D has classified the chances of loss as ‘possible’ due to other favorable decisions on this matter.

Periodic Tariff Adjustment – Neutrality of ‘Portion A’

The Municipal Association for Protection of the Customer and the Environment (Associação Municipal de Proteção ao Consumidor e ao Meio Ambiente, or Amprocom) filed a class action against Cemig D and Aneel, requiring identification of all customers allegedly damaged in the processes of Periodic Review and Annual Adjustment of tariffs in the period from 2002 to 2009, and restitution, through credits on electricity bills, of any amounts unduly charged arising from inclusion of the impact of future variations in customer energy demand, from the distributor’s non-manageable costs components (‘Portion A’ costs), and the allegedly undue inclusion of these gains in the distributor’s manageable costs (‘Portion B’ costs), causing economic/financial imbalance of the contract. This is an action that could affect all distribution concession holders, which could thus lead to a new Electricity Sector Agreement.

As a result of Cemig D’s favorable decision, and no appeal filed against this decision, the provision for this case has been reversed (on December 31, 2016 the amount of the action was R$ 317).

Environmental claims

Impact arising from construction of power plants

The Public Attorneys of Minas Gerais State, together with an association and individuals, have brought class actions requiring Cemig GT to invest at least 0.5% of the annual gross operating revenue of the Emborcação, Pissarrão, Funil, Volta Grande, Poquim, Paraúna, Miranda, Nova Ponte, Rio de Pedras and Peti plants in environmental protection and preservation of the water tables of the counties where these power plants are located, and proportional indemnity for allegedly irrecoverable environmental damage caused, arising from omission to comply with Minas Gerais State Law 12,503/1997. Cemig GT has filed appeals to the Higher Appeal Court (STJ) and the Federal Supreme Court (STF). Based on the opinions of its legal advisers, Cemig GT believes that this is a matter involving legislation at infra-constitutional level (there is a Federal Law with an analogous object) and thus a constitutional matter, on the issue of whether the state law is constitutional or not, so that the final decision is one for the national Higher Appeal Court (STJ) and the Federal Supreme Court (STF). No provision has been made, since based on the opinion of its legal advisers management has classified the chance of loss as ‘possible’. The amount of the contingency is R$ 127 (R$ 113 on December 31, 2016).

The Public Attorneys’ Office of Minas Gerais State has filed class actions requiring the formation of a Permanent Preservation Area (APP) around the reservoir of the Capim Branco hydroelectric plant, suspension of the effects of the environmental licenses, and recovery of alleged environmental damage. Based on the opinion of its legal advisers in relation to the changes that have been made in the new Forest Code and in the case law on this subject, Cemig GT has classified the chance of loss in this dispute as ‘possible’. The estimated value of the contingency is R$ 79 (R$ 71 on December 31, 2016).

Other contingent liabilities

Early settlement of the CRC (Earnings Compensation) Account

The Company is involved in an administrative proceeding at the Audit Court of the State of Minas Gerais which challenges: (i) a difference of amounts relating to the discount offered by Cemig for early repayment of the credit owed to Cemig by the State under the Receivables Assignment Contract in relation to the CRC Account (Conta de Resultados a Compensar, or Earnings Compensation Account) – this payment was completed in the first quarter of 2013; and also (ii) possible undue financial burden on the State after the signature of the Amendments that aimed to re-establish the economic and financial balance of the Contract. The amount of the contingency is approximately R$ 398 (R$ 390 on December 31, 2016), and, based on the Opinion of the Public Attorneys’ Office of the Audit Board of the State of Minas Gerais, the Company believes that it has met the legal requirements. Thus, it has assessed the chances of loss as ‘possible’, since it believes that the adjustment was made in faithful obedience to the legislation applicable to the case.

Contractual imbalance

Cemig D is a party in disputes alleging losses suffered by third parties as a result of supposed breach of contract at the time of implementation of part of the rural electrification program known as Luz Para Todos (‘Light for All’). The estimated amount is R$ 261 (R$ 237 on December 31, 2016), and no provision has been made. Cemig D has classified the chances of loss as ‘possible’ as a result of the analysis that has been made of the argument and documentation used by the contracted parties in attempting to make the Company liable for any losses that allegedly occurred.

The Parent company is also a party in other disputes arising from alleged non-compliance with contracts in the normal course of business, for an estimated total of R$ 80 (R$ 71 on December 31, 2016). Cemig D has classified the chance of loss as ‘possible’, after analysis of the case law on this subject.

Irregularities in competitive tender proceedings

Cemig D is a party in a dispute alleging irregularities in competitive tender proceedings, governed by an online invitation to bid. The estimated amount is R$ 26 (R$ 26 on December 31, 2016), and no provision has been made. Cemig D has classified the chance of loss as ‘possible’, after analysis of the case law on this subject.

Alteration of the monetary updating index of labor claims

The Higher Labor Appeal Court (Tribunal Superior do Trabalho, or TST), considering a position adopted by the Federal Supreme Court (Supremo Tribunal Federal, STF) in two actions on constitutionality that dealt with the index for monetary updating of federal debts, decided on August 4, 2015 that labor claims not yet decided that discuss debts subsequent to June 30, 2009 should be updated based on the variation of the IPCA-E (Expanded National Customer Price) Index, rather than of the TR reference interest rate. On October 16, 2015 an interim injunction was given by the STF that suspended the effects of the TST decision, on the grounds that decisions on matters of general constitutional importance should be decided exclusively by the STF.

The estimated value of the difference between the monetary updating indices of the labor claims is R$ 220 (R$ 176 on December 31, 2016). No additional provision has been made, since The Company, based on the assessment by its legal advisers, has assessed the chances of loss in the action as ‘possible’, as a result of the decision by the STF, and of there being no established case law, nor analysis by legal writers on the subject after the injunction given by the Federal Supreme Court.